February 7, 2023 KKR & Co. Inc. Reports Third Quarter 2024 Financial Results October 24, 2024

i This was a strong quarter for KKR reflecting a return to a more normalized operating environment. Adjusted Net Income grew more than 50% year-over-year alongside record Fee Related Earnings and Total Operating Earnings. Activity levels across the firm remain high as we experience a continued acceleration across our key operating metrics and financial results. Conference Call A conference call to discuss KKR's financial results will be held on October 24, 2024 at 10:00 a.m. ET. The conference call may be accessed by dialing +1 (877) 407-0312 (U.S. callers) or +1 (201) 389-0899 (non-U.S. callers); a pass code is not required. Additionally, the conference call will be broadcast live over the Internet and may be accessed through the Investor Center section of KKR's website at https://ir.kkr.com/events- presentations/. A replay of the live broadcast will be available on KKR's website beginning approximately one hour after the live broadcast ends. About KKR KKR is a leading global investment firm that offers alternative asset management as well as capital markets and insurance solutions. KKR aims to generate attractive investment returns by following a patient and disciplined investment approach, employing world-class people, and supporting growth in its portfolio companies and communities. KKR sponsors investment funds that invest in private equity, credit and real assets and has strategic partners that manage hedge funds. KKR’s insurance subsidiaries offer retirement, life and reinsurance products under the management of The Global Atlantic Financial Group. References to KKR’s investments may include the activities of its sponsored funds and insurance subsidiaries. For additional information about KKR & Co. Inc. (NYSE: KKR), please visit KKR's website at www.kkr.com. For additional information about Global Atlantic Financial Group, please visit Global Atlantic Financial Group's website at www.globalatlantic.com. New York, October 24, 2024 – KKR & Co. Inc. (NYSE: KKR) today reported its third quarter 2024 results. KKR Reports Third Quarter 2024 Financial Results Joseph Y. Bae and Scott C. Nuttall Co-Chief Executive Officers

ii KKR Reports Third Quarter 2024 Financial Results Investor Relations Craig Larson Phone: +1 (877) 610-4910 in U.S. / +1 (212) 230-9410 investor-relations@kkr.com Media Kristi Huller Phone: +1 (212) 750-8300 media@kkr.com Legal Disclosures This presentation has been prepared by KKR & Co. Inc. solely for informational purposes for its public stockholders in connection with evaluating the business, operations and financial results of KKR & Co. Inc. and its subsidiaries (collectively, “KKR”), which includes The Global Atlantic Financial Group LLC and its subsidiaries (collectively, “Global Atlantic” or “GA”), unless the context requires otherwise. This presentation is not, and shall not be construed, as an offer to purchase or sell, or the solicitation of an offer to purchase or sell any securities of KKR. This presentation may not be distributed, referenced, quoted or linked by website, in whole or in part, except as agreed to in writing by KKR & Co. Inc. The statements contained in this presentation are made as of the date of this presentation, other than financial figures, which are as of September 30, 2024, unless another time is specified in relation to such statements or financial figures, and access to this presentation at any given time shall not give rise to any implication that there has been no change in the facts set forth in this presentation since such date. This presentation contains certain forward-looking statements pertaining to KKR, including with respect to the investment funds, and vehicles and accounts managed by KKR and the Global Atlantic insurance companies. Forward-looking statements relate to expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. You can identify these forward-looking statements by the use of words such as “opportunity,” “outlook,” “believe,” “think,” “expect,” “feel,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” “visibility,” “positioned,” “path to,” “conviction,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. These forward-looking statements are based on KKR’s beliefs, assumptions and expectations, but these beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or within its control. Due to various risks and uncertainties, actual events or results may differ materially from those reflected or contemplated in such forward-looking statements. Past performance is no guarantee of future results. All forward-looking statements speak only as of the date of this presentation. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date of this presentation except as required by law. Please see the Appendix for additional important information about forward-looking statements, including the assumptions and risks concerning projections and estimates of future performance. This presentation includes certain non-GAAP measures, including adjusted net income (“ANI”), total segment earnings, total investing earnings, total operating earnings (“TOE”), fee related earnings (“FRE”), strategic holdings operating earnings, and total asset management segment revenues. These non-GAAP measures are in addition to, and not a substitute for, measures of financial and operating performance prepared in accordance with U.S. GAAP. While we believe that providing these non-GAAP measures is helpful to investors in assessing the overall performance of KKR’s business, they may not include all items that are significant to an investor’s analysis of our financial results. Please see the Appendix for additional important information about the non-GAAP measures presented herein. Please see the Appendix for other important information. In addition, information about factors affecting KKR, including a description of risks that should be considered when making a decision to purchase or sell any securities of KKR, can be found in KKR & Co. Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 29, 2024, and its other filings with the SEC, which are available at www.sec.gov. From time to time, we may use our website as a channel of distribution of material information. Financial and other material information regarding KKR is routinely posted on and accessible at www.kkr.com. Financial and other material information regarding Global Atlantic is routinely posted on and accessible at www.globalatlantic.com. Information on these websites are not incorporated by reference herein and are not a part of this presentation. Contact Information

KKR & Co. Inc. Third Quarter Earnings

1 Third Quarter 2024 GAAP Results (Unaudited) GAAP Net Income (Loss) Attributable to KKR & Co. Inc. Common Stockholders was $0.7 billion for the quarter and $2.0 billion YTD. ($ in thousands, except per share data) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Revenues Asset Management and Strategic Holdings $ 1,665,012 $ 2,269,090 $ 4,242,390 $ 5,786,007 Insurance 1,650,469 2,522,606 5,827,091 12,834,337 Total Revenues $ 3,315,481 $ 4,791,696 $ 10,069,481 $ 18,620,344 Expenses Asset Management and Strategic Holdings $ 1,168,348 $ 1,778,343 $ 2,950,149 $ 4,619,272 Insurance 1,147,175 2,898,662 5,347,939 13,317,006 Total Expenses $ 2,315,523 $ 4,677,005 $ 8,298,088 $ 17,936,278 Total Investment Income (Loss) - Asset Management and Strategic Holdings $ 1,819,232 $ 1,598,873 $ 2,907,245 $ 3,602,754 Income Tax Expense (Benefit) 437,210 224,896 910,912 711,066 Redeemable Noncontrolling Interests (3,685) (4,798) (12,728) 57,546 Noncontrolling Interests 895,539 838,916 1,088,622 1,513,518 Preferred Stock Dividends 17,248 — 51,747 — Net Income (Loss) - KKR Common Stockholders $ 1,472,878 $ 654,550 $ 2,640,085 $ 2,004,690 Net Income (Loss) Attributable to KKR & Co. Inc. Per Share of Common Stock Basic $ 1.71 $ 0.74 $ 3.06 $ 2.26 Diluted $ 1.64 $ 0.69 $ 2.95 $ 2.15 Weighted Average Shares of Common Stock Outstanding Basic 862,123,088 887,444,991 861,598,674 886,618,138 Diluted 909,056,980 941,967,479 911,716,705 933,079,377 Note: See Appendix for detailed GAAP income statement. Totals may not sum due to rounding in this presentation.

2 Capital Metrics Third Quarter 2024 Highlights • Third quarter was strong as both FRE and TOE had their highest quarters in KKR's history • Fee Related Earnings (“FRE”) of $1.0 billion ($1.12/adj. share) in the quarter, up 79% year-over-year • FRE was $3.1 billion in the LTM ($3.47/adj. share), up 37% year-over-year • Total Operating Earnings ("TOE") of $1.3 billion ($1.47/adj. share) in the quarter, up 71% year-over-year • TOE was $4.2 billion in the LTM ($4.76/adj. share), up 37% year-over-year • Adjusted Net Income (“ANI”) of $1.2 billion ($1.38/adj. share) in the quarter, up 58% year-over-year • ANI was $4.0 billion in the LTM ($4.44/adj. share), up 32% year-over-year • Assets Under Management (“AUM”) of $624 billion, up 18% year-over-year • Fee Paying Assets Under Management (“FPAUM”) of $506 billion, up 19% year-over-year • New Capital Raised of $24 billion in the quarter and $118 billion in the LTM • Capital Invested of $24 billion in the quarter and $77 billion in the LTM • Regular dividend of $0.175 per share of common stock was declared for the quarter Note: Adj. share refers to adjusted shares. See the Appendix for GAAP reconciliations and other important information. See page 27 for record and payment dates for common stock. Financial Measures Corporate

3 Third Quarter 2024 Segment Earnings Note: See Appendix for GAAP reconciliations, endnotes about taxes affecting Adjusted Net Income and other important information. ($ in thousands, except per share data) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Management Fees $ 758,700 $ 892,629 $ 2,245,744 $ 2,555,263 Transaction and Monitoring Fees, Net 124,014 467,145 456,421 842,087 Fee Related Performance Revenues 20,436 56,655 70,529 112,901 Fee Related Compensation (203,209) (247,875) (623,987) (614,294) Other Operating Expenses (142,416) (167,881) (440,295) (471,146) Fee Related Earnings $ 557,525 $ 1,000,673 $ 1,708,412 $ 2,424,811 Insurance Operating Earnings $ 210,027 $ 307,520 $ 585,363 $ 833,573 Strategic Holdings Operating Earnings $ — $ 6,828 $ — $ 68,400 Total Operating Earnings $ 767,552 $ 1,315,021 $ 2,293,775 $ 3,326,784 Net Realized Performance Income 115,450 101,926 229,088 302,763 Net Realized Investment Income 182,048 216,507 448,007 448,813 Total Investing Earnings $ 297,498 $ 318,433 $ 677,095 $ 751,576 Total Segment Earnings $ 1,065,050 $ 1,633,454 $ 2,970,870 $ 4,078,360 Interest Expense, Net and Other (80,679) (88,101) (270,020) (242,783) Income Taxes on Adjusted Earnings (204,640) (309,850) (549,239) (764,460) Adjusted Net Income $ 779,731 $ 1,235,503 $ 2,151,611 $ 3,071,117 Adjusted Per Share Measures: FRE per Adjusted Share $ 0.63 $ 1.12 $ 1.92 $ 2.71 TOE per Adjusted Share $ 0.86 $ 1.47 $ 2.58 $ 3.72 ANI per Adjusted Share $ 0.88 $ 1.38 $ 2.42 $ 3.44

4 Total Operating Earnings ($ in millions) $3,105 $4,248 3Q'23 LTM 3Q'24 LTM Total Operating Earnings • Total Operating Earnings ("TOE") - the sum of Fee Related Earnings, Insurance Operating Earnings and Strategic Holdings Operating Earnings - represents the more durable and recurring portion of KKR's total segment earnings • The majority of the increase in TOE over the last 12 months was driven by the growth in Fee Related Earnings. Over time, we expect Strategic Holdings Operating Earnings to contribute more meaningfully to Total Operating Earnings $768 $1,315 3Q'23 3Q'24 Note: KKR increased its ownership in Global Atlantic to 100% at the beginning of 2024. Financial results prior to 2024 do not reflect 100% ownership. Total Segment Earnings $5,263 3Q'24 LTM ($ in millions) Insurance Operating Earnings Fee Related Earnings Total Investing Earnings Strategic Holdings Operating Earnings $4,248 81% of segment earnings are from the more durable and recurring portions of total segment earnings

Asset Management Segment Detail

6 Asset Management Segment ($ in thousands, except per share data) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Management Fees $ 758,700 $ 892,629 $ 2,245,744 $ 2,555,263 Transaction and Monitoring Fees, Net 124,014 467,145 456,421 842,087 Fee Related Performance Revenues 20,436 56,655 70,529 112,901 Fee Related Compensation (203,209) (247,875) (623,987) (614,294) Other Operating Expenses (142,416) (167,881) (440,295) (471,146) Fee Related Earnings $ 557,525 $ 1,000,673 $ 1,708,412 $ 2,424,811 Realized Performance Income 329,266 391,920 653,998 1,145,774 Realized Performance Income Compensation (213,816) (289,994) (424,910) (843,011) Net Realized Performance Income $ 115,450 $ 101,926 $ 229,088 $ 302,763 Realized Investment Income 216,727 151,546 529,583 424,845 Realized Investment Income Compensation (34,679) (22,732) (81,576) (63,725) Net Realized Investment Income $ 182,048 $ 128,814 $ 448,007 $ 361,120 Total Investing Earnings $ 297,498 $ 230,740 $ 677,095 $ 663,883 Asset Management Segment Earnings $ 855,023 $ 1,231,413 $ 2,385,507 $ 3,088,694 Additional Financial Measures and Capital Metrics: FRE per Adjusted Share $ 0.63 $ 1.12 $ 1.92 $ 2.71 Total Asset Management Segment Revenues $ 1,449,143 $ 1,959,895 $ 3,956,275 $ 5,080,870 Assets Under Management $ 527,711,000 $ 624,396,000 $ 527,711,000 $ 624,396,000 Fee Paying Assets Under Management $ 423,624,000 $ 505,703,000 $ 423,624,000 $ 505,703,000 New Capital Raised (AUM) $ 13,629,000 $ 23,893,000 $ 38,089,000 $ 86,931,000 Capital Invested $ 9,044,000 $ 24,094,000 $ 28,401,000 $ 60,931,000 Uncalled Commitments $ 99,458,000 $ 107,592,000 $ 99,458,000 $ 107,592,000 Note: See Appendix for GAAP reconciliations and other important information.

7 • Increased 36% year-over-year driven primarily by the growth in management fees and capital markets transaction fees, in addition to a lower fee related compensation margin • 3Q is a record FRE quarter Management Fees and Fee Related Earnings Management Fees Fee Related Earnings Per Adjusted Share • Increased by 13% to $3.3 billion in the LTM • Growth has been driven by an increase in Fee Paying AUM from organic capital raised ($ in millions) $2.55 $3.47 61% 68% FRE per adjusted share FRE margin 3Q'23 LTM 3Q'24 LTM $2,071 $2,656 $3,030 $2,952 $3,340 2021 2022 2023 3Q'23 LTM 3Q'24 LTM

8 Assets Under Management • AUM of $624 billion, up 18% year-over-year, with $24 billion of organic new capital raised in the quarter and $118 billion in the LTM • Fee Paying AUM of $506 billion, up 19% year-over-year, with $25 billion of organic new capital raised in the quarter and $122 billion in the LTM • Perpetual Capital of $259 billion, up 27% year-over-year driven primarily by the organic growth of Global Atlantic. Perpetual capital represents 42% of AUM and 50% of FPAUM AUM Fee Paying AUM Perpetual Capital ($ in billions) ($ in billions) ($ in billions) $528 $624 3Q'23 3Q'24 $424 $506 3Q'23 3Q'24 $204 $259 3Q'23 3Q'24 Note: Perpetual capital is capital of indefinite duration, which may be reduced or terminated under certain conditions. See Appendix for endnotes about perpetual capital and other important information.

9 Additional Capital Detail • Dry Powder: Uncalled commitments of $108 billion remain diversified across the firm’s investment strategies • AUM Not Yet Paying Fees: At quarter end, there was $53 billion of committed capital with a weighted average management fee rate of approximately 90 bps that becomes payable when the capital is either invested or enters its investment period • Carry Eligible AUM: Of the $306 billion of carried interest eligible AUM, $221 billion is above cost and accruing carry • Performance Fee Eligible AUM: $371 billion, up 13% year-over-year Performance Fee Eligible AUM Uncalled Commitments ($ in billions) ($ in billions) $327 $371 3Q'23 3Q'24 $99 $108 3Q'23 3Q'24 Note: See Appendix for endnotes for additional information relating to uncalled commitments.

10 Gross unrealized carried interest totals $7.9 billion as of September 30, 2024 Fund Investment Performance Private Equity Real Assets Infrastructure Portfolio Opportunistic Real Estate Portfolio Credit Alternative Credit Composite Traditional Private Equity Portfolio Leveraged Credit Composite 3Q'24 3% LTM Gross Return 2% 17%5% 12%3% 18%6% 11%2% Note: Traditional private equity does not include core or growth. See Appendix for endnotes explaining composition of the portfolios and composites presented on this page and for other important information. Past performance is no guarantee of future results.

11 • AUM: Increased 3% quarter-over-quarter and increased 10% year-over-year to $190 billion with organic new capital raised of $2 billion in the quarter and $8 billion YTD • New capital raised in the quarter was primarily driven by K-Series PE, private equity vehicles designed for private wealth clients • Ascendant, our first-time U.S. middle market traditional private equity fund, held its final close bringing the fund's total commitments to $4.3 billion • Realizations: Carried Interest in 3Q driven primarily by traditional private equity secondary sales and onshore K-Series investment performance • Capital Invested: $6 billion in the quarter and $10 billion YTD. In 3Q, deployment was driven primarily by traditional private equity in the U.S. alongside an increase in activity globally. Deployment included a significant increase in activity by technology growth • Performance: The traditional private equity portfolio appreciated 17% in the LTM Asset Management Segment − Private Equity ($ in thousands) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Management Fees $ 318,424 $ 346,675 $ 954,846 $ 1,039,810 Transaction and Monitoring Fees, Net 17,837 29,306 85,253 61,751 Fee Related Performance Revenues — — — — Fee Related Revenues $ 336,261 $ 375,981 $ 1,040,099 $ 1,101,561 Realized Performance Income $ 298,707 $ 283,626 $ 607,991 $ 876,866 Capital Metrics: Assets Under Management $ 173,573,000 $ 190,150,000 $ 173,573,000 $ 190,150,000 Fee Paying Assets Under Management $ 104,835,000 $ 119,602,000 $ 104,835,000 $ 119,602,000 New Capital Raised (AUM) $ 1,854,000 $ 2,490,000 $ 4,195,000 $ 8,151,000 Capital Invested $ 1,614,000 $ 6,040,000 $ 7,684,000 $ 9,768,000 Uncalled Commitments $ 59,923,000 $ 52,299,000 $ 59,923,000 $ 52,299,000 Note: See Appendix for endnotes about our private equity business line and other important information.

12 Asset Management Segment − Real Assets • AUM: Increased 7% quarter-over-quarter and 31% year-over-year to $163 billion with organic new capital raised of $10 billion in the quarter and $34 billion YTD • New capital raised in the quarter was widespread and included Global Infrastructure V, Global Atlantic inflows, Global Climate, Real Estate Americas IV and K-Series Infrastructure, infrastructure vehicles designed for private wealth clients • Realizations: Carried Interest in 3Q largely driven by sales from global infrastructure and opportunistic real estate in the U.S. • Capital Invested: $8 billion in the quarter and $22 billion YTD. In 3Q, deployment was primarily driven by infrastructure in both Europe and the U.S. as well as U.S. real estate credit and equity • Performance: The infrastructure portfolio appreciated 18% and the opportunistic real estate portfolio appreciated 3% in the LTM ($ in thousands) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Management Fees $ 213,863 $ 265,912 $ 608,818 $ 716,084 Transaction and Monitoring Fees, Net 4,352 11,631 15,265 40,756 Fee Related Performance Revenues 1,493 34,387 14,252 51,993 Fee Related Revenues $ 219,708 $ 311,930 $ 638,335 $ 808,833 Realized Performance Income $ 28,488 $ 93,354 $ 38,174 $ 218,320 Capital Metrics: Assets Under Management $ 124,730,000 $ 162,809,000 $ 124,730,000 $ 162,809,000 Fee Paying Assets Under Management $ 108,067,000 $ 136,804,000 $ 108,067,000 $ 136,804,000 New Capital Raised (AUM) $ 4,107,000 $ 10,463,000 $ 9,532,000 $ 34,344,000 Capital Invested $ 4,167,000 $ 7,825,000 $ 12,083,000 $ 21,526,000 Uncalled Commitments $ 23,008,000 $ 35,635,000 $ 23,008,000 $ 35,635,000 Note: See Appendix for endnotes about our real assets business line and other important information.

13 • AUM: Increased 3% quarter-over-quarter and 18% year-over-year to $271 billion with organic new capital raised of $11 billion in the quarter and $44 billion YTD • New capital raised in the quarter was primarily driven by inflows at Global Atlantic, opportunistic asset-based finance, leveraged credit SMAs, CLO formation and K-Series Credit, a series of credit vehicles designed for private wealth clients • AUM comprised of: $129 billion of leveraged credit, $66 billion of asset-based finance, $40 billion of direct lending, $8 billion of strategic investments and $29 billion of liquid strategies • Capital Invested: $10 billion in the quarter and $30 billion YTD. In 3Q, deployment was most active in high grade asset-based finance and direct lending • Performance: The leveraged credit composite appreciated 11% and the alternative credit composite appreciated 12% in the LTM ($ in thousands) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Management Fees $ 226,413 $ 280,042 $ 682,080 $ 799,369 Transaction and Monitoring Fees, Net 1,620 2,559 3,397 8,113 Fee Related Performance Revenues 18,943 22,268 56,277 60,908 Fee Related Revenues $ 246,976 $ 304,869 $ 741,754 $ 868,390 Realized Performance Income $ 2,071 $ 14,940 $ 7,833 $ 50,588 Capital Metrics: Assets Under Management $ 229,408,000 $ 271,437,000 $ 229,408,000 $ 271,437,000 Fee Paying Assets Under Management $ 210,722,000 $ 249,297,000 $ 210,722,000 $ 249,297,000 New Capital Raised (AUM) $ 7,668,000 $ 10,940,000 $ 24,362,000 $ 44,436,000 Capital Invested $ 3,263,000 $ 10,229,000 $ 8,634,000 $ 29,637,000 Uncalled Commitments $ 16,527,000 $ 19,658,000 $ 16,527,000 $ 19,658,000 Asset Management Segment − Credit and Liquid Strategies

14 • Transaction Fees: Totaled $424 million in the quarter and $731 million YTD. 3Q is the largest amount of transaction fees generated in KKR's history • Approximately half of transaction fees were originated in North America in the quarter • Infrastructure generated approximately half of total capital markets transaction fees in the quarter, followed by traditional private equity at 30% • Approximately half of transaction fees were debt product focused in the quarter Asset Management Segment − Capital Markets • All financial results exclude Strategic Holdings • Realizations: Realized Investment Income of $152 million in the quarter and $425 million YTD • Balance Sheet Investment Return: Up 2% in the quarter and up 11% in the LTM • Embedded Gains: $3.0 billion of embedded unrealized gains on the balance sheet at quarter end Asset Management Segment − Principal Activities ($ in thousands) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Transaction Fees $ 100,205 $ 423,649 $ 352,506 $ 731,467 ($ in thousands) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Net Realized Gains (Losses) $ 108,827 $ 70,383 $ 236,211 $ 149,715 Interest Income and Dividends, Net 107,900 81,163 293,372 275,130 Realized Investment Income $ 216,727 $ 151,546 $ 529,583 $ 424,845

Insurance Segment Detail

16 • Insurance Operating Earnings: Insurance Operating Earnings of $308 million in the quarter benefited from approximately $50 million primarily related to the impact of Global Atlantic's annual actuarial assumption review • Net Investment Income: Net Investment Income of $1.6 billion in the quarter primarily reflects growth in the investment portfolio attributable to strong net inflows as well as investment portfolio yields that benefited from portfolio optimization and asset rotation • Net Cost of Insurance: Net Cost of Insurance totaled $1.1 billion in the quarter, driven primarily by new business growth and the associated higher funding costs, the routine run off of older business that was originated in a lower cost environment and favorable actuarial assumption review results • Highlights: • Global Atlantic AUM totals $187 billion, of which $140 billion is Credit AUM • Inflows in the quarter were primarily driven by individual sales, as well as new institutional flow business • KKR owned 100% of Global Atlantic beginning 1Q'24. The financial results for all quarters prior to 2024 reflect KKR's ~63% ownership Insurance Segment ($ in thousands) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Net Investment Income $ 1,356,407 $ 1,636,300 $ 3,911,456 $ 4,660,765 Net Cost of Insurance (820,014) (1,097,891) (2,382,303) (3,171,834) General, Administrative and Other (204,701) (230,889) (604,700) (655,358) Pre-tax Operating Earnings 331,692 307,520 924,453 833,573 Pre-tax Operating Earnings Attributable to Noncontrolling Interests (121,665) — (339,090) — Insurance Operating Earnings $ 210,027 $ 307,520 $ 585,363 $ 833,573 Additional Financial Measure: Global Atlantic Book Value $ 4,569,653 $ 8,833,170 $ 4,569,653 $ 8,833,170 Note: See Appendix for endnotes explaining certain terms. 3Q'24 and 3Q'24 YTD Net Investment Income included $7 million ($6 million of insurance operating earnings), and $17 million ($14 million of insurance operating earnings), respectively, of realized gains and losses not related to asset/liability matching investment strategies. 3Q'23 Net Investment Income only included income related to asset/liability matching investment strategies. 3Q'23 YTD Net Investment Income included $2 million ($1 million of insurance operating earnings) of realized gains and losses not related to asset/liabilities matching investment strategies.

Strategic Holdings Segment Detail

18 Strategic Holdings Segment • Strategic Holdings Segment Earnings: Driven by dividends from our Core PE businesses and the sale of a Core PE business • Highlights: • Expect Strategic Holdings Operating Earnings will be modest in 2024, $300+ million by 2026, $600+ million by 2028 and $1+ billion by 2030 • KKR's share of the 18 businesses' 2Q'24 LTM Adjusted Revenues is $3.6 billion and 2Q'24 LTM Adjusted EBITDA is $0.9 billion • Capital Invested in Strategic Holdings was $0.4 billion over the LTM ($ in thousands) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Dividends, Net $ — $ 6,828 $ — $ 68,400 Strategic Holdings Operating Earnings $ — $ 6,828 $ — $ 68,400 Net Realized Investment Income $ — $ 87,693 $ — $ 87,693 Strategic Holdings Segment Earnings $ — $ 94,521 $ — $ 156,093 LTM Adjusted EBITDA by Geography (KKR's Share) LTM Adjusted EBITDA by Industry (KKR's Share) Americas 67% Europe 27% Asia Pacific 6% Business Services 33% Consumer 30% TMT 14% Health Care 14% Infrastructure 10% Note: See Appendix for endnotes for additional information relating to LTM Adjusted Revenues, LTM Adjusted EBITDA, and Capital Invested. Expectations about Strategic Holdings Operating Earnings over time are forward-looking statements. These are estimated based on various assumptions, and there is no guarantee that our expectations will be realized as presented. See Appendix for further information and important information regarding estimates and assumptions and cautionary factors about forward-looking statements.

Supplemental Information

20 Duration of Capital Growth in Strategic & Perpetual Capital Assets Under Management Perpetual Capital Long-Dated Strategic Investor Partnerships Perpetual Capital Long-Dated Strategic Investor Partnerships 8+ Year Duration at Inception Other ($ in billions) $266 $328 $204 $259 $62 $69 3Q'23 3Q'24 93% of AUM is perpetual capital or has a duration of at least 8 years at inception 7% 42% 11% 40% 53% of AUM is perpetual capital or long-dated strategic investor partnerships Note: Perpetual capital is capital of indefinite duration, which may be materially reduced or terminated under certain conditions. See Appendix for endnotes and other important information.

21 Assets Under Management Rollforward Nine Months Ended September 30, 2024 ($ in millions) Private Equity Real Assets Credit and Liquid Strategies Total Beginning Balance $ 176,377 $ 130,933 $ 245,491 $ 552,801 New Capital Raised 8,151 34,344 44,436 86,931 Distributions and Other (9,145) (7,201) (24,704) (41,050) Change in Value 14,767 4,733 6,214 25,714 Ending Balance $ 190,150 $ 162,809 $ 271,437 $ 624,396 ($ in millions) Private Equity Real Assets Credit and Liquid Strategies Total Beginning Balance $ 185,265 $ 151,549 $ 264,527 $ 601,341 New Capital Raised 2,490 10,463 10,940 23,893 Distributions and Other (3,832) (3,120) (6,851) (13,803) Change in Value 6,227 3,917 2,821 12,965 Ending Balance $ 190,150 $ 162,809 $ 271,437 $ 624,396 Three Months Ended September 30, 2024 Note: See Appendix for endnotes about distributions, redemptions and other important information.

22 Fee Paying Assets Under Management Rollforward ($ in millions) Private Equity Real Assets Credit and Liquid Strategies Total Beginning Balance $ 118,240 $ 126,574 $ 242,506 $ 487,320 New Capital Raised 2,679 11,147 11,169 24,995 Distributions and Other (1,984) (3,030) (6,909) (11,923) Change in Value 667 2,113 2,531 5,311 Ending Balance $ 119,602 $ 136,804 $ 249,297 $ 505,703 ($ in millions) Private Equity Real Assets Credit and Liquid Strategies Total Beginning Balance $ 107,726 $ 112,254 $ 226,428 $ 446,408 New Capital Raised 14,596 32,696 42,531 89,823 Distributions and Other (3,555) (8,892) (25,018) (37,465) Change in Value 835 746 5,356 6,937 Ending Balance $ 119,602 $ 136,804 $ 249,297 $ 505,703 Nine Months Ended September 30, 2024 Three Months Ended September 30, 2024 Note: See Appendix for endnotes about distributions, redemptions and other important information.

23 Investment Vehicle Summary ($ in thousands) 4Q'21 4Q'22 FY'21 FY'22 Net Investment Income $ 1,352,187 $ 1,230,677 $ 3,329,570 $ 4,112,244 Net Cost of Insurance (490,115) (751,332) (1,566,681) (2,415,996) General, Administrative and Other (162,085) (164,923) (500,410) (637,718) Pre-tax Insurance Operating Earnings 699,987 314,422 1,262,479 1,058,530 Income Taxes (135,947) (45,817) (199,095) (171,744) Net Income Attributable to Noncontrolling Interests (217,263) (103,464) (410,833) (341,582) Insurance Segment Operating Earnings $ 346,777 $ 165,141 $ 652,551 $ 545,204 Additional Financial Measures: Global Atlantic Book Value $ 3,372,498 $ 3,929,710 $ 3,372,498 $ 3,929,710 ($ in millions) Investment Period Amount Start Date End Date Commitment Uncalled Commitments Invested Realized Remaining Cost Remaining Fair Value PRIVATE EQUITY BUSINESS LINE North America Fund XIII 8/2021 8/2027 $ 18,400 $ 6,142 $ 12,428 $ 182 $ 12,132 $ 15,243 Americas Fund XII 5/2017 5/2021 13,500 1,496 12,610 11,355 9,326 19,668 North America Fund XI 11/2012 1/2017 8,718 48 10,165 23,097 2,526 3,362 2006 Fund(1) 9/2006 9/2012 17,642 — 17,309 37,423 — — Millennium Fund(1) 12/2002 12/2008 6,000 — 6,000 14,129 — — Ascendant Fund 6/2022 6/2028 4,328 4,328 — — — — European Fund VI 6/2022 6/2028 7,486 5,821 1,665 — 1,665 1,009 European Fund V 7/2019 2/2022 6,369 684 5,802 1,320 5,059 7,527 European Fund IV 2/2015 3/2019 3,512 19 3,644 5,726 1,621 2,503 European Fund III(1) 3/2008 3/2014 5,508 148 5,360 10,625 151 21 European Fund II(1) 11/2005 10/2008 5,751 — 5,751 8,533 — — Asian Fund IV 7/2020 7/2026 14,735 7,997 7,362 1,202 7,030 10,419 Asian Fund III 8/2017 7/2020 9,000 1,314 8,210 8,077 6,371 11,771 Asian Fund II 10/2013 3/2017 5,825 — 7,494 6,694 2,456 2,129 Asian Fund(1) 7/2007 4/2013 3,983 — 3,974 8,728 — — Next Generation Technology Growth Fund III 11/2022 11/2028 2,740 2,238 502 — 502 585 Next Generation Technology Growth Fund II 12/2019 5/2022 2,088 62 2,223 548 1,976 3,338 Next Generation Technology Growth Fund 3/2016 12/2019 659 3 670 1,249 254 1,078 Health Care Strategic Growth Fund II 5/2021 5/2027 3,789 2,493 1,296 — 1,296 1,472 Health Care Strategic Growth Fund 12/2016 4/2021 1,331 108 1,353 461 1,054 1,766 Global Impact Fund II 6/2022 6/2028 2,708 1,862 846 — 846 757 Global Impact Fund 2/2019 3/2022 1,242 211 1,207 483 1,028 1,748 Co-Investment Vehicles and Other Various Various 24,242 3,148 21,689 10,777 15,904 19,797 Core Investors II 8/2022 8/2027 11,814 8,963 2,851 — 2,851 3,440 Core Investors I 2/2018 8/2022 8,500 23 9,509 1,620 8,278 16,360 Other Core Vehicles Various Various 5,691 1,282 4,480 1,496 3,997 6,975 Unallocated Commitments(2) N/A N/A 3,805 3,805 — — — — Total Private Equity $ 199,366 $ 52,195 $ 154,400 $ 153,725 $ 86,323 $ 130,968 Note: Past performance is no guarantee of future results. See Appendix for endnotes about investment period start and end dates. (1) The “Invested" and “Realized” columns do not include the amounts of any realized investments that restored the unused capital commitments of the fund investors, if any. (2) Represents unallocated commitments from certain of our strategic investor partnerships.

24 Note: Past performance is no guarantee of future results. See Appendix for endnotes about investment period start and end dates. (1) Open ended fund. (2) Includes an Asia-focused vehicle with different fund terms and whose investment period has not yet begun as of September 30, 2024. (3) Upon the date of the close of the first investment. (4) Four years after the start of the investment period. (5) Represents unallocated commitments from certain of our strategic investor partnerships. Investment Vehicle Summary (cont’d) ($ in millions) Investment Period Amount Start Date End Date Commitment Uncalled Commitments Invested Realized Remaining Cost Remaining Fair Value REAL ASSETS BUSINESS LINE Global Infrastructure Investors V 7/2024 7/2030 $ 10,314 $ 10,314 $ — $ — $ — $ — Global Infrastructure Investors IV 8/2021 6/2024 16,603 5,434 11,540 371 11,283 14,290 Global Infrastructure Investors III 7/2018 6/2021 7,168 991 6,529 3,508 4,692 6,845 Global Infrastructure Investors II 12/2014 6/2018 3,040 130 3,166 5,415 711 1,221 Global Infrastructure Investors 9/2010 10/2014 1,040 — 1,050 2,228 — — Asia Pacific Infrastructure Investors II 9/2022 9/2028 6,348 4,545 1,836 33 1,759 2,172 Asia Pacific Infrastructure Investors 1/2020 9/2022 3,792 602 3,475 1,209 2,689 3,442 Diversified Core Infrastructure Fund 12/2020 (1) 10,723 1,795 9,055 852 8,978 9,776 Global Climate Fund(2) 7/2024 7/2030 2,257 2,257 — — — — Real Estate Partners Americas IV (3) (4) 1,928 1,928 — — — — Real Estate Partners Americas III 1/2021 9/2024 4,253 1,051 3,415 319 3,189 3,282 Real Estate Partners Americas II 5/2017 12/2020 1,921 235 1,970 2,767 427 374 Real Estate Partners Americas 5/2013 5/2017 1,229 135 1,024 1,438 16 7 Real Estate Partners Europe II 3/2020 12/2023 2,063 372 1,896 431 1,585 1,602 Real Estate Partners Europe 8/2015 12/2019 708 98 690 777 201 202 Asia Real Estate Partners 7/2019 7/2023 1,682 391 1,321 207 1,209 1,328 Property Partners Americas 12/2019 (1) 2,571 48 2,523 159 2,523 2,179 Real Estate Credit Opportunity Partners II 8/2019 6/2023 950 — 976 322 976 916 Real Estate Credit Opportunity Partners 2/2017 4/2019 1,130 122 1,008 572 1,008 1,001 Energy Related Vehicles Various Various 4,385 62 4,195 1,975 1,171 1,718 Co-Investment Vehicles & Other Various Various 10,728 2,922 7,844 1,811 7,429 7,697 Unallocated Commitments(5) N/A N/A 1,668 1,668 — — — — Total Real Assets $ 96,501 $ 35,100 $ 63,513 $ 24,394 $ 49,846 $ 58,052

25 Investment Vehicle Summary (cont’d) & Additional AUM Detail ($ in millions) Uncalled Commitments Remaining Fair Value Total Carried Interest Eligible $ 101,968 $ 203,797 $ 305,765 Incentive Fee Eligible — 64,930 64,930 Total Performance Fee Eligible 101,968 268,727 370,695 Private Equity and Real Assets 639 61,671 62,310 Credit and Liquid Strategies 4,985 186,406 191,391 Total Assets Under Management $ 107,592 $ 516,804 $ 624,396 ($ in millions) Investment Period Amount Start Date End Date Commitment Uncalled Commitments Invested Realized Remaining Cost Remaining Fair Value CREDIT AND LIQUID STRATEGIES BUSINESS LINE(1) Opportunities Fund II 11/2021 1/2026 $ 2,361 $ 1,278 $ 1,083 $ 37 $ 1,082 $ 1,217 Dislocation Opportunities Fund 8/2019 11/2021 2,967 402 2,565 1,642 1,459 1,676 Special Situations Fund II 2/2015 3/2019 3,525 284 3,241 2,440 939 936 Special Situations Fund 1/2013 1/2016 2,274 1 2,273 1,899 337 177 Mezzanine Partners 7/2010 3/2015 1,023 33 990 1,166 184 37 Asset-Based Finance Partners II 3/2024 3/2028 2,833 2,833 — — — — Asset-Based Finance Partners 10/2020 7/2025 2,059 893 1,166 163 1,166 1,316 Private Credit Opportunities Partners II 12/2015 12/2020 2,245 347 1,898 910 1,233 1,206 Lending Partners IV 3/2022 9/2026 1,150 518 632 86 633 673 Lending Partners III 4/2017 11/2021 1,498 540 958 894 701 674 Lending Partners II 6/2014 6/2017 1,336 157 1,179 1,198 151 92 Lending Partners 12/2011 12/2014 460 40 420 458 23 12 Lending Partners Europe II 5/2019 9/2023 837 210 627 452 401 433 Lending Partners Europe 3/2015 3/2019 848 184 662 470 184 194 Asia Credit 1/2021 5/2025 1,084 493 591 45 591 706 Other Alternative Credit Vehicles Various Various 14,949 6,460 8,900 6,535 4,689 5,428 Total Credit and Liquid Strategies $ 41,449 $ 14,673 $ 27,185 $ 18,395 $ 13,773 $ 14,777 Total Eligible To Receive Carried Interest $ 337,316 $ 101,968 $ 245,098 $ 196,514 $ 149,942 $ 203,797 Note: Past performance is no guarantee of future results. See Appendix for endnotes about investment period start and end dates. (1) The “Commitment” and “Uncalled Commitments” columns include income that is eligible to be reinvested if permitted under the terms of the investment vehicle agreements.

26 Note: See Appendix for GAAP reconciliations, endnotes about investments and other important information. (1) Only includes debt guaranteed by KKR & Co. Inc. of $7,815 million and debt issued by KKR Financial Holdings LLC of $949 million. Does not include Global Atlantic or other debt. (2) Net unrealized performance income would be $2.0 billion assuming a 75% compensation accrual (using the mid-point of the guided range) on gross unrealized performance income. (3) Cash and short-term investments excludes Global Atlantic. Strong Financial Profile ($ in millions) 3Q'24 Cash and Short-term Investments(3) $ 5,137 Investments - Asset Management Segment 11,149 Cash and Investments $ 16,286 Outstanding Debt (at par)(1) 8,764 Net Cash and Investments $ 7,522 Asset Management Investment Holdings by Asset Class (Fair Value) Traditional Private Equity 32% Growth Equity 10% Leveraged Credit 13% Infrastructure 7% Energy 6% Real Estate 13% Alternative Credit 8% Other 11% • Embedded Gains (Unrealized) total $3.0 billion • Gross Unrealized Performance Income totals $7.9 billion(2) Key Asset Management Highlights - Third Quarter 2024 • KKR & Co. Inc. is 'A' rated by both S&P and Fitch • Average maturity of debt is approximately 15 years with an after-tax weighted average fixed coupon of 3%(1) • Debt capacity includes a $2.75 billion undrawn revolving credit facility Net Cash and Investments

27 Dividends A dividend of $0.175 per share of common stock of KKR & Co. Inc. has been declared for the third quarter of 2024, which will be paid on November 19, 2024 to holders of record of common stock as of the close of business on November 4, 2024. The declaration and payment of any future dividends on common stock will be subject to the discretion of the board of directors of KKR & Co. Inc. based on a number of factors, including KKR’s future financial performance and other considerations that the board deems relevant, the terms of KKR & Co. Inc.'s certificate of incorporation and applicable law. There can be no assurance that future dividends will be made as intended or at all or that any particular dividend policy for common stock will be maintained. Dividends & Other Corporate Information

28 Stock Summary From December 31, 2023 through October 18, 2024, KKR used a total of $125 million to retire equity awards representing 1.2 million shares that otherwise would have been issued to participants under KKR's equity incentive plan. During this period, retirements were made at an average cost of $106.89 per share. Common Stock Repurchase Activity (Amounts in millions, except per share amounts) Inception to Date(1) Open Market Share Repurchases 67.3 Reduction of Shares for Retired Equity Awards(2) 25.8 Total Repurchased Shares and Retired Equity Awards 93.1 Total Capital Used $2,636 Average Price Paid Per Share $28.32 Remaining Availability under Share Repurchase Plan $69 Adjusted Shares 4Q'23 3Q'24 Common Stock 885,005,588 887,448,993 Exchangeable Securities(3) 4,463,644 6,996,738 Adjusted Shares(4) 889,469,232 894,445,731 (1) KKR & Co. Inc.'s initial repurchase authorization was announced on October 27, 2015. Information is through October 18, 2024. (2) Refers to the retirement of equity awards issued pursuant to KKR & Co. Inc.’s equity incentive plans. (3) Includes certain securities exchangeable into shares of common stock of KKR & Co. Inc. (4) Excludes unvested shares granted under the equity incentive plan.

Appendix

30 GAAP Condensed Consolidated Income Statement (Unaudited) ($ in thousands) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Revenues Asset Management and Strategic Holdings Fees and Other $ 655,367 $ 1,105,666 $ 2,086,830 $ 2,621,516 Capital Allocation-Based Income (Loss) 1,009,645 1,163,424 2,155,560 3,164,491 1,665,012 2,269,090 4,242,390 5,786,007 Insurance Net Premiums 220,212 621,218 1,320,265 7,593,534 Policy Fees 314,016 375,371 943,200 1,038,218 Net Investment Income 1,412,130 1,701,826 4,023,882 4,802,226 Net Investment-Related Gains (Losses) (338,230) (235,971) (579,613) (780,077) Other Income 42,341 60,162 119,357 180,436 1,650,469 2,522,606 5,827,091 12,834,337 Total Revenues $ 3,315,481 $ 4,791,696 $ 10,069,481 $ 18,620,344 Expenses Asset Management and Strategic Holdings Compensation and Benefits $ 900,582 $ 1,374,840 $ 2,133,366 $ 3,586,453 Occupancy and Related Charges 24,498 35,837 70,240 82,683 General, Administrative and Other 243,268 367,666 746,543 950,136 1,168,348 1,778,343 2,950,149 4,619,272 Insurance Net Policy Benefits and Claims 747,238 2,352,695 4,010,306 11,812,924 Amortization of Policy Acquisition Costs 17,656 49,360 62,037 78,416 Interest Expense 44,724 78,508 124,817 198,825 Insurance Expenses 154,311 211,148 551,750 655,338 General, Administrative and Other 183,246 206,951 599,029 571,503 1,147,175 2,898,662 5,347,939 13,317,006 Total Expenses $ 2,315,523 $ 4,677,005 $ 8,298,088 $ 17,936,278 Investment Income (Loss) - Asset Management and Strategic Holdings Net Gains (Losses) from Investment Activities 1,468,209 1,314,626 1,878,885 2,345,455 Dividend Income 201,925 151,260 597,031 867,666 Interest Income 873,440 854,927 2,452,117 2,648,890 Interest Expense (724,342) (721,940) (2,020,788) (2,259,257) Total Investment Income (Loss) $ 1,819,232 $ 1,598,873 $ 2,907,245 $ 3,602,754 Income Tax Expense (Benefit) 437,210 224,896 910,912 711,066 Redeemable Noncontrolling Interests (3,685) (4,798) (12,728) 57,546 Noncontrolling Interests 895,539 838,916 1,088,622 1,513,518 Preferred Stock Dividends 17,248 — 51,747 — Net Income (Loss) - KKR Common Stockholders $ 1,472,878 $ 654,550 $ 2,640,085 $ 2,004,690

31 Reconciliation of GAAP to Non-GAAP Shares (Unaudited) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Weighted Average GAAP Shares of Common Stock Outstanding - Basic 862,123,088 887,444,991 861,598,674 886,618,138 Adjustments: Weighted Average Exchangeable Securities and Other 26,430,765 7,000,723 28,892,932 6,584,764 Weighted Average Adjusted Shares 888,553,853 894,445,714 890,491,606 893,202,902 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 GAAP Shares of Common Stock Outstanding 884,585,205 885,005,588 885,010,967 887,439,098 887,448,993 Adjustments: Exchangeable Securities and Other 3,909,477 4,463,644 5,768,290 7,005,071 6,996,738 Adjusted Shares 888,494,682 889,469,232 890,779,257 894,444,169 894,445,731 Unvested Shares of Common Stock and Exchangeable Securities(1) 30,327,497 41,660,450 53,466,767 56,333,182 65,022,724 (1) Excludes equity awards that have not met their market-price based vesting conditions.

32 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (1) Amounts represent the portion allocable to KKR. ($ in thousands) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD 3Q'23 LTM 3Q'24 LTM Net Income (Loss) - KKR Common Stockholders $ 1,472,878 $ 654,550 $ 2,640,085 $ 2,004,690 $ 2,761,195 $ 3,045,119 Preferred Stock Dividends 17,248 — 51,747 — 68,997 — Net Income (Loss) Attributable to Noncontrolling Interests 891,854 834,118 1,075,894 1,571,064 957,111 2,119,995 Income Tax Expense (Benefit) 437,210 224,896 910,912 711,066 1,020,480 997,677 Income (Loss) Before Tax (GAAP) $ 2,819,190 $ 1,713,564 $ 4,678,638 $ 4,286,820 $ 4,807,783 $ 6,162,791 Impact of Consolidation and Other (889,615) (830,426) (1,053,470) (1,173,720) (894,463) (1,689,841) Income Taxes on Adjusted Earnings (204,640) (309,850) (549,239) (764,460) (783,331) (978,603) Asset Management Adjustments: Unrealized (Gains) Losses (445,477) 89,805 (561,064) (385,448) 15,387 (668,011) Unrealized Carried Interest (616,963) (850,638) (1,255,117) (1,987,597) (969,940) (2,389,454) Unrealized Carried Interest Compensation 310,917 644,881 590,108 1,555,336 465,723 1,757,986 Transaction-related and Non-operating Items 8,038 90,716 22,037 153,699 28,537 163,467 Equity-based Compensation 46,782 66,549 151,060 206,861 205,557 286,659 Equity-based Compensation - Performance based 72,821 83,026 203,748 246,644 265,950 314,854 Strategic Holdings Adjustments: Unrealized (Gains) Losses (265,092) (226,319) (508,489) (644,285) (817,151) (827,103) Insurance Adjustments(1): (Gains) Losses from Investments(1) (33,337) 692,422 223,260 1,251,953 366,466 1,392,649 Non-operating Changes in Policy Liabilities and Derivatives(1) (42,364) 12,589 121,590 192,917 179,910 300,256 Transaction-related and Non-operating Items(1) — 19,679 3,199 19,679 9,732 23,827 Equity-based and Other Compensation(1) 16,678 35,093 76,969 99,482 112,244 94,092 Amortization of Acquired Intangibles(1) 2,793 4,412 8,381 13,236 11,094 16,030 Adjusted Net Income $ 779,731 $ 1,235,503 $ 2,151,611 $ 3,071,117 $ 3,003,498 $ 3,959,599 Interest Expense, Net 74,960 80,709 252,557 230,617 329,340 303,979 Net Income Attributable to Noncontrolling Interests 5,719 7,392 17,463 12,166 23,580 20,653 Income Taxes on Adjusted Earnings 204,640 309,850 549,239 764,460 783,331 978,603 Total Segment Earnings $ 1,065,050 $ 1,633,454 $ 2,970,870 $ 4,078,360 $ 4,139,749 $ 5,262,834 Net Realized Performance Income (115,450) (101,926) (229,088) (302,763) (415,285) (472,624) Net Realized Investment Income (182,048) (216,507) (448,007) (448,813) (619,577) (542,247) Total Operating Earnings $ 767,552 $ 1,315,021 $ 2,293,775 $ 3,326,784 $ 3,104,887 $ 4,247,963 Strategic Holdings Operating Earnings — (6,828) — (68,400) (20,316) (82,931) Insurance Operating Earnings (210,027) (307,520) (585,363) (833,573) (816,728) (1,064,847) Fee Related Earnings $ 557,525 $ 1,000,673 $ 1,708,412 $ 2,424,811 $ 2,267,843 $ 3,100,185

33 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) ($ in thousands) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Total Operating Earnings $ 767,552 $ 1,315,021 $ 2,293,775 $ 3,326,784 Total Investing Earnings 297,498 318,433 677,095 751,576 Depreciation and Amortization 12,885 13,013 34,370 38,065 Adjusted EBITDA $ 1,077,935 $ 1,646,467 $ 3,005,240 $ 4,116,425 ($ in thousands) 3Q'23 3Q'24 3Q'23 YTD 3Q'24 YTD Total GAAP Revenues $ 3,315,481 $ 4,791,696 $ 10,069,481 $ 18,620,344 Insurance GAAP Revenues (1,650,469) (2,522,606) (5,827,091) (12,834,337) Impact of Consolidation and Other 176,930 260,009 478,143 703,128 Capital Allocation-Based Income (Loss) (GAAP) (1,009,645) (1,163,424) (2,155,560) (3,164,491) Realized Carried Interest - Asset Management 327,195 336,016 646,116 1,044,843 Realized Investment Income - Asset Management 216,727 151,546 529,583 424,845 Insurance Segment Management Fees 112,141 144,946 331,049 384,497 Strategic Holdings Segment Fees — 23,642 — 39,309 Capstone Fees (23,235) (29,141) (67,080) (69,218) Expense Reimbursements (15,982) (32,789) (48,366) (68,050) Total Asset Management Segment Revenues $ 1,449,143 $ 1,959,895 $ 3,956,275 $ 5,080,870

34 Reconciliation of GAAP to Non-GAAP Measures (Unaudited) ($ in thousands) 3Q'24 KKR & Co. Inc. Stockholders' Equity - Common Stock - GAAP $ 24,137,685 Asset Management and Strategic Holdings Net Assets and Other(1) (20,362,391) Accumulated Other Comprehensive Income and Other (Insurance)(2) 5,057,876 Global Atlantic Book Value $ 8,833,170 ($ in thousands) 3Q'24 Cash and Cash Equivalents - Asset Management and Strategic Holdings - GAAP $ 8,602,477 Impact of Consolidation and Other(3) (3,979,961) Short-term Investments 514,616 Cash and Short-term Investments $ 5,137,132 ($ in thousands) 3Q'24 Investments - Asset Management and Strategic Holdings - GAAP $ 104,301,594 Impact of Consolidation and Other(3) (92,637,573) Short-term Investments (514,616) Investments - Asset Management Segment $ 11,149,405 ($ in thousands) 3Q'24 Debt Obligations - Asset Management and Strategic Holdings - GAAP $ 45,641,569 Impact of Consolidation and Other(3) (36,982,850) Unamortized Discount/Premium and Deferred Financing Costs 105,501 Outstanding Debt (at par) $ 8,764,220 (1) This adjustment represents the net assets allocated to the Asset Management and Strategic Holdings segments. (2) To calculate Global Atlantic book value and to make it more comparable with the corresponding metric presented by other publicly traded companies in Global Atlantic’s industry, Global Atlantic book value excludes (i) accumulated other comprehensive income and (ii) accumulated change in fair value of reinsurance balances and related assets, net of income tax. (3) The purpose of these adjustments is to present these non-GAAP measures without giving effect to the consolidation of the investment vehicles and collateralized financing entities that KKR manages. We believe that providing these non-GAAP measures on a supplemental basis to our GAAP results is helpful to equity holders in assessing the overall financial condition of KKR.

35 • The leveraged credit composite refers to the composite of certain investment portfolios made in KKR’s collateralized loan obligations and U.S. and European leveraged credit strategies including leveraged loans, high-yield bonds and opportunistic credit. • The alternative credit composite refers to the composite of certain investment portfolios made in KKR's private credit strategy, including direct lending (including our business development company), asset-based finance and junior capital, and in the Strategic Investments Group ("SIG") strategy. Funds and separately managed accounts in liquidation or discontinued strategies are excluded. • For a list of our carry paying funds, see the Investment Vehicle Summary on pages 23 to 25. See also “Important Information – Other Legal Disclosures” regarding past performance and investment returns. Notes to Page 11 – Asset Management Segment – Private Equity • Except as otherwise noted, amounts referencing the private equity business line, such as AUM, include amounts related to core private equity, including KKR's participation through the Strategic Holdings segment. • The onshore K-Series Private Equity vehicle's performance fees are reflected in 3Q'24 Realized Performance Income. The offshore K-Series Private Equity vehicle's performance fees were reflected in Realized Performance Income in 2Q'24. Note to Page 12 – Asset Management Segment – Real Assets • The onshore K-Series Infrastructure vehicle's performance fees are reflected in 3Q'24 Fee Related Performance Revenues. The offshore K-Series Infrastructure vehicle's performance fees were reflected in Fee Related Performance Revenues in 2Q'24. Notes to Page 16 – Insurance Segment • Net investment income represents income earned on invested assets, net of investment-related expenses, including investment management fees paid to KKR. • Net cost of insurance represents the net cost of funding institutional and individual products – interest credited or incurred, benefits incurred, the associated insurance expenses, net of any premiums, fees and other income earned. • Global Atlantic AUM of $187 billion includes sponsored reinsurance co-investment vehicles. Notes to All Pages • All figures in this presentation are as of September 30, 2024, unless otherwise specifically indicated. • References to LTM means last twelve months. Note to Page 3 – Third Quarter 2024 Segment Earnings • The amount of tax benefit from equity-based compensation for 3Q'24 and 3Q'23 was $35.3 million and $12.2 million, respectively, and for 3Q'24 YTD and 3Q'23 YTD was $90.9 million and $36.4 million, respectively. Its inclusion in Adjusted Net Income had the effect of increasing this metric for 3Q'24 and 3Q'23 by 3% and 2%, respectively, and for 3Q'24 YTD and 3Q'23 YTD by 3% and 2%, respectively. Note to Page 8 – Assets Under Management • Perpetual capital refers to a component of AUM that has an indefinite term and for which there is no predetermined requirement to return invested capital to investors upon the realization of investments. Perpetual capital includes the AUM of our registered funds, certain unregistered funds, listed companies, and insurance companies, and it excludes our traditional private equity funds, similarly structured investment funds, collateralized loan obligations, hedge fund partnerships and certain other investment vehicles. Investors should not view this component of our AUM as being permanent without exception, because it can be subject to material reductions and even termination. Perpetual capital is subject to material reductions from changes in valuation and withdrawals by or payments to investors, clients and policyholders (including through elections by investors to redeem their fund investments, periodic dividends, and payment obligations under insurance policies and reinsurance agreements) as well as termination by a client of, or failure to renew, its investment management agreement with KKR. Note to Page 9 – Additional Capital Detail • KKR’s portion of Uncalled Commitments to its investment funds includes $4.3 billion, $2.8 billion and $1.1 billion to its Private Equity, Real Assets and Credit and Liquid Strategies business lines, respectively. Notes to Page 10 – Fund Investment Performance • Traditional private equity portfolio refers to the portfolio of investments held by all KKR’s private equity flagship funds. This portfolio does not include investments from KKR’s growth equity or core private equity. • Opportunistic real estate portfolio refers to the portfolio of investments held by KKR’s flagship opportunistic real estate equity funds. This portfolio does not include investments from KKR's core plus real estate funds or real estate credit funds. • Infrastructure portfolio refers to the portfolio of investments held by KKR’s flagship core plus infrastructure equity funds. This portfolio does not include investments from KKR’s core infrastructure fund, KKR Diversified Core Infrastructure. Important Information − Endnotes

36 Notes to Page 18 – Strategic Holdings Segment • The adjusted revenue and adjusted EBITDA information represents the measures management currently uses to monitor the operating performance of the businesses. • The Capital Invested for Strategic Holdings segment is included in Private Equity Capital Invested within the Asset Management segment and relates to Core Private Equity. • LTM Adjusted EBITDA is shown based on the geographic location of the businesses' headquarters. • LTM Adjusted revenue and EBITDA represents KKR’s look-through ownership percentage for each of these companies in the aggregate as a result of the firm's investments in these companies through its participation in our core private equity strategy multiplied by the revenue and EBITDA of each portfolio company, respectively. Non-U.S. dollar businesses have been converted at the period-ending foreign exchange rate. The calculation reflects the underlying revenue or EBITDA growth of investments made in the preceding periods, assuming those businesses were owned for the full acquisition year and are shown on a constant currency / constant ownership percentage basis. We believe this is helpful to the investor to show a steady state growth profile of the underlying portfolio on an organic basis. • A reconciliation of the forecasts for certain non-GAAP measures, including Strategic Holdings Operating Earnings to their corresponding GAAP measures has not been provided due to the unreasonable efforts it would take to provide such a reconciliation. Notes to Page 20 – Duration of Capital • Please see endnote for page 8 for information about the term "perpetual capital." • "Other" in the chart primarily includes hedge fund partnerships and certain leveraged credit funds. Notes to Page 21 – Assets Under Management Rollforward • For the three months ended September 30, 2024, Distributions and Other includes $6 million of redemptions by fund investors in Private Equity, $64 million of redemptions by fund investors in Real Assets and $1,405 million of redemptions by fund investors in Credit and Liquid Strategies. • For the nine months ended September 30, 2024, Distributions and Other includes $8 million of redemptions by fund investors in Private Equity, $257 million of redemptions by fund investors in Real Assets and $6,044 million of redemptions by fund investors in Credit and Liquid Strategies. Important Information − Endnotes (cont’d) Notes to Page 22 – Fee Paying Assets Under Management Rollforward • For the three months ended September 30, 2024, Distributions and Other includes net changes in fee base of certain Real Assets funds of $669 million, $6 million of redemptions by fund investors in Private Equity, $64 million of redemptions by fund investors in Real Assets and $1,405 million of redemptions by fund investors in Credit and Liquid Strategies. • For the nine months ended September 30, 2024, Distributions and Other includes net changes in fee base of certain Real Assets funds of $2,806 million, $8 million of redemptions by fund investors in Private Equity, $257 million of redemptions by fund investors in Real Assets, and $6,044 million of redemptions by fund investors in Credit and Liquid Strategies. Notes to Pages 23 to 25 – Investment Vehicle Summary • The start date represents the start of the fund's investment period as defined in the fund's governing documents and may or may not be the same as the date upon which management fees begin to accrue. • The end date represents the end of the fund's investment period as defined in the fund's governing documents and is generally not the date upon which management fees cease to accrue. For funds that initially charge management fees on the basis of committed capital, the end date is generally the date on or after which the management fees begin to be calculated instead on the basis of invested capital and may, for certain funds, begin to be calculated using a lower rate. • This table includes investment vehicles which are not investment funds. The terms investments and investment vehicles are terms used solely for purposes of financial presentation. Note to Page 26 – Strong Financial Profile • The Investment amounts do not include KKR's ownership of the Global Atlantic insurance companies through KKR's insurance segment or KKR's participation in the core private equity strategy through KKR's Strategic Holdings segment. • The term “investments” has been presented solely for purposes of demonstrating the financial performance of certain assets contained on KKR’s balance sheet, including majority ownership of subsidiaries that operate KKR’s asset management, insurance businesses, broker-dealer and other businesses, including the general partner interests of KKR’s investment funds. • Traditional private equity includes KKR's traditional private equity funds, co-investments alongside such KKR sponsored private equity funds, and other opportunistic investments. Equity investments in other asset classes, such as growth equity, energy, real estate, infrastructure, leveraged credit and alternative credit appear in these other asset classes.

37 Important Information − Non-GAAP and Other Measures • Adjusted Net Income is a performance measure of KKR’s earnings, which is derived from KKR’s reported segment results. ANI is used to assess the performance of KKR’s business operations and measures the earnings potentially available for distribution to its equity holders or reinvestment into its business. ANI is equal to Total Segment Earnings less Interest Expense, Net and Other and Income Taxes on Adjusted Earnings. Interest Expense, Net and Other includes interest expense on debt obligations not attributable to any particular segment net of interest income earned on cash and short- term investments. Income Taxes on Adjusted Earnings represents the (i) amount of income taxes that would be paid assuming that all pre-tax Asset Management and Strategic Holdings segment earnings were allocated to KKR & Co. Inc. and taxed at the same effective rate, which assumes that all securities exchangeable into shares of common stock of KKR & Co. Inc. were exchanged and (ii) amount of income taxes on Insurance Operating Earnings. Income taxes on Insurance Operating Earnings represent the total current and deferred tax expense or benefit on income before taxes adjusted to eliminate the impact of the tax expense or benefit associated with the non-operating adjustments. Equity based compensation expense is excluded from ANI, because (i) KKR believes that the cost of equity awards granted to employees does not contribute to the earnings potentially available for distributions to its equity holders or reinvestment into its business and (ii) excluding this expense makes KKR’s reporting metric more comparable to the corresponding metric presented by other publicly traded companies in KKR’s industry, which KKR believes enhances an investor’s ability to compare KKR’s performance to these other companies. Income Taxes on Adjusted Earnings includes the benefit of tax deductions arising from equity-based compensation, which reduces Income Taxes on Adjusted Earnings during the period. If tax deductions from equity- based compensation were to be excluded from Income Taxes on Adjusted Earnings, KKR’s ANI would be lower and KKR’s effective tax rate would appear to be higher, even though a lower amount of income taxes would have actually been paid or payable during the period. KKR separately discloses the amount of tax deduction from equity- based compensation for the period reported and the effect of its inclusion in ANI for the period. KKR makes these adjustments when calculating ANI in order to more accurately reflect the net realized earnings that are expected to be or become available for distribution to KKR’s equity holders or reinvestment into KKR’s business. However, ANI does not represent and is not used to calculate actual dividends under KKR’s dividend policy, which is a fixed amount per period, and ANI should not be viewed as a measure of KKR’s liquidity. Non-GAAP and Segment Measures The key non-GAAP and other operating and performance measures that follow are used by management in making operational and resource deployment decisions as well as in assessing the performance of KKR's business. They include certain financial measures that are calculated and presented using methodologies other than in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures, including adjusted net income (“ANI”), total segment earnings, total investing earnings, total operating earnings (“TOE”), fee related earnings (“FRE”), strategic holdings operating earnings, and total asset management segment revenues, are presented prior to giving effect to the allocation of income (loss) among KKR & Co. Inc. and holders of certain securities exchangeable into shares of common stock of KKR & Co. Inc. and, as such, represent the entire KKR business in total. In addition, these non-GAAP measures are presented without giving effect to the consolidation of the investment vehicles and collateralized financing entities (“CFEs”) that KKR manages. These measures described above have the definitions given to them below. We believe that providing these non-GAAP measures on a supplemental basis to our GAAP results is helpful to stockholders in assessing the overall performance of KKR's business. These non-GAAP measures should not be considered as a substitute for financial measures calculated in accordance with GAAP. “Non-operating adjustments” as used in these non- GAAP definitions refers to adjustments made which are not adjustments or exclusions of normal, recurring cash operating expenses necessary for business operations. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP, where applicable, are included under the “Reconciliation of GAAP to Non-GAAP Measures" section of this Appendix. We also caution readers that these non-GAAP measures may differ from the calculations made by other investment managers, and as a result, may not be directly comparable to similarly titled measures presented by other investment managers.

38 Non-GAAP and Segment Measures (cont’d) • Total Segment Earnings is a performance measure that KKR believes is useful to stockholders as it provides a supplemental measure of our operating performance without taking into account items that KKR does not believe arise from or relate directly to KKR's operations. Total Segment Earnings excludes: (i) equity-based compensation charges, (ii) amortization of acquired intangibles, and (iii) transaction-related and non- operating items, if any. Transaction-related and non-operating items arise from corporate actions and non-operating items, which consist of: (i) impairments, (ii) transaction costs from acquisitions, (iii) depreciation on real estate that KKR owns and occupies, (iv) contingent liabilities, net of any recoveries, and (v) other gains or charges that affect period-to-period comparability and are not reflective of KKR's ongoing operational performance. Inter-segment transactions are not eliminated from segment results when management considers those transactions in assessing the results of the respective segments. These transactions include (i) management fees earned by our Asset Management segment as the investment adviser for Global Atlantic insurance companies, (ii) management and performance fees earned by our Asset Management segment for acquiring and managing the companies included in our Strategic Holdings segment, and (iii) interest income and expense based on lending arrangements where our Asset Management segment borrows from our Insurance segment. All these inter- segment transactions are recorded by each segment based on the applicable governing agreements. Total Segment Earnings represents the total segment earnings of KKR’s Asset Management, Insurance and Strategic Holdings segments. • Asset Management Segment Earnings is the segment profitability measure used to make operating decisions and to assess the performance of the Asset Management segment. This measure is presented before income taxes and is comprised of: (i) Fee Related Earnings, (ii) Realized Performance Income, (iii) Realized Performance Income Compensation, (iv) Realized Investment Income, and (v) Realized Investment Income Compensation. The non-operating adjustments made to derive Asset Management Segment Earnings excludes the impact of: (i) unrealized gains (losses) on investments, (ii) unrealized carried interest, and (iii) unrealized carried interest compensation. Management fees earned by KKR as the adviser, manager or sponsor for its investment funds, vehicles and accounts, including its Global Atlantic insurance companies and Strategic Holdings segment, are included in Asset Management Segment Earnings. • Insurance Operating Earnings is the segment profitability measure used to make operating decisions and to assess the performance of the Insurance segment. This measure is presented before income taxes and is comprised of: (i) Net Investment Income, (ii) Net Cost of Insurance, and (iii) General, Administrative, and Other Expenses. The non-operating adjustments made to derive Insurance Operating Earnings excludes the impact of: (i) investment gains (losses) which include realized gains (losses) related to asset/liability matching investment strategies and unrealized investment gains (losses) and (ii) non-operating changes in policy liabilities and derivatives which includes (a) changes in the fair value of market risk benefits and other policy liabilities measured at fair value and related benefit payments, (b) fees attributed to guaranteed benefits, (c) derivatives used to manage the risks associated with policy liabilities, and (d) losses Important Information − Non-GAAP and Other Measures (cont’d) at contract issuance on payout annuities. Insurance Operating Earnings includes (i) realized gains and losses not related to asset/liability matching investment strategies and (ii) the investment management costs that are earned by our Asset Management segment as the investment adviser of the Global Atlantic insurance companies. • Strategic Holdings Segment Earnings is the segment profitability measure used to make operating decisions and to assess the performance of the Strategic Holdings segment. This measure is presented before income taxes and is comprised of: Dividends, Net and Net Realized Investment Income. The non-operating adjustment made to derive Strategic Holdings Segment Earnings excludes the impact of unrealized gains (losses) on investments. Strategic Holdings Segment Earnings includes management fees and performance fee expenses that are earned by the Asset Management segment. • Fee Related Earnings is a performance measure used to assess the Asset Management segment’s generation of earnings from revenues that are measured and received on a more recurring basis as compared to KKR’s investing earnings. KKR believes this measure is useful to stockholders as it provides additional insight into the profitability of our fee generating asset management and capital markets businesses. FRE equals (i) Management Fees, including fees paid by the Insurance and Strategic Holdings segments to the Asset Management segment and fees paid by certain insurance co- investment vehicles, (ii) Transaction and Monitoring Fees, Net and (iii) Fee Related Performance Revenues, less (x) Fee Related Compensation, and (y) Other Operating Expenses. • Fee Related Performance Revenues refers to the realized portion of performance fees from certain AUM that has an indefinite term and for which there is no immediate requirement to return invested capital to investors upon the realization of investments. Fee related performance revenues consists of performance fees (i) expected to be received from our investment funds, vehicles and accounts on a recurring basis, and (ii) that are not dependent on a realization event involving investments held by the investment fund, vehicle or account. • Fee Related Compensation refers to the compensation expense, excluding equity- based compensation, paid from (i) Management Fees, (ii) Transaction and Monitoring Fees, Net, and (iii) Fee Related Performance Revenues. • Other Operating Expenses represents the sum of (i) occupancy and related charges and (ii) other operating expenses. • Strategic Holdings Operating Earnings is a performance measure used to assess the firm’s earnings from companies and businesses reported through its Strategic Holdings segment. Strategic Holdings Operating Earnings currently consists of earnings derived from dividends that the firm receives from businesses acquired through the firm’s participation in our core private equity strategy. Strategic Holdings Operating Earnings currently equals dividends less management fees that are earned by our Asset Management segment. This measure is used by management to assess the Strategic Holdings segment’s generation of earnings from revenues that are measured and received on a more recurring basis than, and are not dependent on, realizations from investment activities.

39 Non-GAAP and Segment Measures (cont’d) • Total Operating Earnings is a performance measure that represents the sum of (i) FRE, (ii) Insurance Operating Earnings, and (iii) Strategic Holdings Operating Earnings. KKR believes this measure is useful to stockholders as it provides additional insight into the profitability of the most recurring forms of earnings from each of KKR’s segments as compared to investing earnings. • Total Investing Earnings is a performance measure that represents the sum of (i) Net Realized Performance Income and (ii) Net Realized Investment Income. KKR believes this measure is useful to stockholders as it provides additional insight into the earnings of KKR’s segments from the realization of investments. • Total Asset Management Segment Revenues is a performance measure that represents the realized revenues of the Asset Management segment (which excludes unrealized carried interest and unrealized gains (losses) on investments) and is the sum of (i) Management Fees, (ii) Transaction and Monitoring Fees, Net, (iii) Fee Related Performance Revenues, (iv) Realized Performance Income, and (v) Realized Investment Income. Asset Management Segment Revenues excludes Realized Investment Income earned based on the performance of businesses presented in the Strategic Holdings segment. KKR believes that this performance measure is useful to stockholders as it provides additional insight into all forms of realized revenues generated by our Asset Management segment. Other Terms and Capital Metrics • Adjusted shares represents shares of common stock of KKR & Co. Inc. outstanding under GAAP adjusted to include certain securities exchangeable into shares of common stock of KKR & Co. Inc. • Assets Under Management (“AUM”) represent the assets managed (including core private equity), advised or sponsored by KKR from which KKR is entitled to receive management fees or performance income (currently or upon a future event), general partner capital, and assets managed, advised or sponsored by our strategic BDC partnership and the hedge fund and other managers in which KKR holds an ownership interest. We believe this measure is useful to stockholders as it provides additional insight into the capital raising activities of KKR and its hedge fund and other managers and the overall activity in their investment funds and other managed or sponsored capital. KKR calculates the amount of AUM as of any date as the sum of: (i) the fair value of the investments of KKR's investment funds and certain co-investment vehicles; (ii) uncalled capital commitments from these funds, including uncalled capital commitments from which KKR is currently not earning management fees or performance income; (iii) the asset value of the Global Atlantic insurance companies; (iv) the par value of outstanding CLOs; (v) KKR's pro rata portion of the AUM of hedge fund and other managers in which KKR holds an ownership interest; (vi) all of the AUM of KKR's strategic BDC partnership; (vii) the acquisition cost of invested assets of certain non-US real estate investment trusts and (viii) the value of other assets managed or sponsored by KKR. The pro rata portion of the AUM of hedge fund and other managers is calculated based on KKR’s percentage Important Information − Non-GAAP and Other Measures (cont’d) ownership interest in such entities multiplied by such entity’s respective AUM. KKR's definition of AUM (i) is not based on any definition of AUM that may be set forth in the governing documents of the investment funds, vehicles, accounts or other entities whose capital is included in this definition, (ii) includes assets for which KKR does not act as an investment adviser, and (iii) is not calculated pursuant to any regulatory definitions. • Capital Invested is the aggregate amount of capital invested by (i) KKR’s investment funds (including core private equity) and Global Atlantic insurance companies, (ii) KKR's Principal Activities business line as a co-investment, if any, alongside KKR’s investment funds, and (iii) KKR's Principal Activities business line in connection with a syndication transaction conducted by KKR's Capital Markets business line, if any. Capital invested is used as a measure of investment activity at KKR during a given period. We believe this measure is useful to stockholders as it provides a measure of capital deployment across KKR’s business lines. Capital invested includes investments made using investment financing arrangements like credit facilities, as applicable. Capital invested excludes (i) investments in certain leveraged credit strategies, (ii) capital invested by KKR’s Principal Activities business line that is not a co-investment alongside KKR’s investment funds, and (iii) capital invested by KKR’s Principal Activities business line that is not invested in connection with a syndication transaction by KKR’s Capital Markets business line. Capital syndicated by KKR's Capital Markets business line to third parties other than KKR’s investment funds or Principal Activities business line is not included in capital invested. • Fee Paying AUM (“FPAUM”) represents only the AUM from which KKR is entitled to receive management fees. We believe this measure is useful to stockholders as it provides additional insight into the capital base upon which KKR earns management fees. FPAUM is the sum of all of the individual fee bases that are used to calculate KKR's and its hedge fund and BDC partnership management fees and differs from AUM in the following respects: (i) assets and commitments from which KKR is not entitled to receive a management fee are excluded (e.g., assets and commitments with respect to which it is entitled to receive only performance income or is otherwise not currently entitled to receive a management fee) and (ii) certain assets, primarily in its private equity funds, are reflected based on capital commitments and invested capital as opposed to fair value because fees are not impacted by changes in the fair value of underlying investments. • Uncalled Commitments is the aggregate amount of unfunded capital commitments that KKR’s investment funds and carry-paying co-investment vehicles (including core private equity) have received from partners to contribute capital to fund future investments, and the amount of uncalled commitments is not reduced by capital invested using borrowings under an investment fund’s subscription facility until capital is called from our fund investors. We believe this measure is useful to stockholders as it provides additional insight into the amount of capital that is available to KKR’s investment funds and carry paying co-investment vehicles to make future investments. Uncalled commitments are not reduced for investments completed using fund-level investment financing arrangements or investments we have committed to make but remain unfunded at the reporting date.

40 Website From time to time, KKR may use its website as a channel of distribution of material company information. Financial and other important information regarding KKR is routinely posted and accessible on the Investor Center for KKR & Co. Inc. at https://ir.kkr.com/. Information on these websites are not incorporated by reference herein and are not a part of this presentation. In addition, you may automatically receive email alerts and other information about KKR by enrolling your email address at the “Email Alerts” area of the Investor Center on the website. KKR Entities Any discussion of specific KKR entities other than KKR & Co. Inc. is provided solely to demonstrate such entities’ role within the KKR organization and their contributions to the business, operations and financial results of KKR & Co. Inc. Each KKR entity is responsible for its own financial, contractual and legal obligations. Nothing in this presentation is intended to constitute, and shall not be construed as constituting, the provision of any tax, accounting, financial, investment, insurance, regulatory, legal or other advice by KKR or its representatives. Without limiting the foregoing, this presentation is not and shall not be construed as an "advertisement" for purposes of the Investment Advisers Act of 1940, as amended, or an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any security, service or product of or by any KKR entity, including but not limited to any investment advice, any investment fund, vehicle or account, any capital markets service, or any insurance product, including but not limited to (i) any investment funds, vehicles or accounts sponsored, advised or managed by (or any investment advice from) Kohlberg Kravis Roberts & Co. L.P., KKR Credit Advisors (US) LLC, KKR Credit Advisors (Ireland) or other subsidiary, (ii) any capital markets services by KKR Capital Markets LLC (“KCM”) or any KCM affiliate outside the United States, or (iii) any insurance product or reinsurance offered by Accordia Life and Annuity Company, Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company, Forethought Life Insurance Company, Global Atlantic Re Limited, Global Atlantic Assurance Limited or any other Global Atlantic owned or sponsored insurance company, or any investment or insurance product or reinsurance offered by any insurance-related vehicle sponsored or managed by Global Atlantic. Each KKR entity is responsible for its own financial, contractual and legal obligations. This presentation has been prepared solely for informational purposes. This presentation is not intended to make, and does not make, any financial or investment recommendation or otherwise promote a product or service of KCM or any of its affiliates. Important Information − Other Legal Disclosures Past Performance and Investment Returns Past performance is not a guarantee of future results. Information about any fund or strategy and investments made by such fund or strategy, including past performance of such fund, strategy or investment, is provided solely to illustrate KKR’s investment experience, and processes and strategies used by KKR in the past with respect to such funds or strategies. The performance information relating to KKR’s historical investments is not intended to be indicative of any fund’s or strategy’s future results or the future results of KKR. Certain funds or strategies are also relatively new and their limited historical results may not be indicative of results they will experience over a longer period of time. There can be no assurance that any KKR entity (including any KKR investment fund, vehicle or account, the KKR balance sheet, the Strategic Holdings segment, or Global Atlantic insurance company) will achieve results comparable to any results included in this presentation, or that any investments made by a KKR entity now, in the past or in the future will be profitable, or that KKR entities will find investment opportunities similar to any presented in connection with this presentation. Actual realized value of currently unrealized investments will depend on, among other factors, the value of the investments and market conditions at the time of disposition, related transaction costs, the timing and manner of sale, and many of the risks described in the forward-looking statements section of this Annex, all of which may differ from the assumptions and circumstances on which the currently unrealized valuations are based. Accordingly, the actual realized values of unrealized investments may differ materially from the values indicated herein.

41 Important Information − Other Legal Disclosures (cont’d) Expected dividend amounts and investment returns in the new business segment Strategic Holdings may be materially less than our current expectations or not materialize at all, and the volatility of employee compensation as a result of the modification of our compensation framework could impact our ability to hire, retain, and motivate our employees whom we are dependent on. These forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. These forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. The use of words such as “unconstrained,” “consistent,” "trends," "dominant" or comparable words or other statements is not a guarantee of future performance or that any other statements to which these apply are guaranteed to occur. If a change occurs, forward-looking statements made as part of this presentation may vary materially from those expressed in the applicable forward-looking statements. These forward-looking statements include target, goal, hypothetical or estimated results, projections and other comparable phrases and concepts are hypothetical in nature and are shown for illustrative, informational purposes only. Except as otherwise specifically stated, this information is not intended to forecast or predict future events, but rather to show the hypothetical estimates calculated using the specific assumptions presented herein. It does not reflect any actual results, which may differ materially. Certain of the forward-looking information has been made for illustrative purposes and may not materialize. No representation or warranty is made as to the reasonableness of the assumptions made or that all assumptions used in calculating the target, goal, hypothetical or estimated results have been stated or fully considered. Changes in the assumptions may have a material impact on the target, goal, hypothetical or estimated results presented. Target, goal, hypothetical or estimated results or projections may not materialize. These statements are subject to numerous risks, uncertainties and assumptions, including those listed here in the above and below paragraphs and described under the section entitled “Risk Factors” in KKR & Co. Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 29, 2024, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as being exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in KKR & Co. Inc.’s filings with the SEC. All forward-looking statements speak only as of the date of this presentation. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. Forward Looking Statements This presentation contains certain forward-looking statements pertaining to KKR, including investment funds, vehicles and accounts managed by KKR and Global Atlantic. You can identify these forward-looking statements by the use of words such as “opportunity,” “outlook,” “believe,” “think,” “expect,” “feel,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” “visibility,” “positioned,” “path to,” “conviction”, the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. Forward-looking statements relate to expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, including but, not limited to, any statements with respect to: statements regarding KKR’s business, financial condition, liquidity and results of operations, including Capital Invested, uncalled commitments, cash and short-term investments, and levels of indebtedness; the potential for future business growth; outstanding shares of common stock of KKR & Co. Inc. and its capital structure; non-GAAP and segment measures and performance metrics, including AUM, FPAUM, ANI, TOE, Book Value, Total Segment Earnings, FRE, Insurance Operating Earnings, Strategic Holdings Operating Earnings, Total Investing Earnings, and Total Segment Earnings; the declaration and payment of dividends on capital stock of KKR & Co. Inc.; the timing, manner and volume of repurchase of shares of capital stock of KKR & Co. Inc.; our statements regarding the potential of, and future financial results from, KKR’s Strategic Holdings segment (including expectations about dividend payments from companies and businesses in the Strategic Holdings segment in the future, the future growth of such companies and businesses, the potential for compounding earnings over a long period of time from such segment, and the belief that such segment is an unconstrained business line); KKR’s ability to grow its AUM, to deploy capital, to realize unrealized investment appreciation, and the time period over which such events may occur; KKR’s ability to manage the investments in and operations of acquired companies and businesses; the effects of any transactional activity on KKR’s operating results, including pending sales of investments; expansion and growth opportunities and other synergies resulting from acquisitions of companies (including the acquisition of Global Atlantic and businesses in our Strategic Holdings segment), internal reorganizations or strategic partnerships with third parties; the timing and expected impact to our business of any new investment fund, vehicle or product launches; the timing and completion of certain transactions contemplated by the Reorganization Agreement entered into on October 8, 2021 by KKR & Co. Inc. pursuant to which the parties agreed to undertake a series of integrated transactions to effect a number of transformative structural and governance changes in the future; the implementation or execution of, or results from, any strategic initiatives (including efforts to access private wealth investors and the modification of our compensation framework announced on November 29, 2023, which decreased the targeted percentage of compensation from fee related revenues and increased the targeted percentage from realized carried interest and incentive fees).

42 successfully; Global Atlantic’s actual or perceived financial strength and ratings of Global Atlantic and its subsidiaries; business Global Atlantic reinsures and business it cedes to reinsurers; changes in accounting standards applicable to insurance companies; volatility in our insurance business’s net income under GAAP; reinsurance assets held in trust, which limit Global Atlantic’s ability to invest those assets; determination of the amount of impairments and allowances for credit losses; liquidity risks from Global Atlantic’s membership in Federal Home Loan Banks; changes in relevant tax laws, regulations or treaties; regulations, including those related to capital requirements, that apply to Global Atlantic; Bermuda insurance subsidiaries possibly being subject to additional licensing requirements; and not being able to mitigate the reserve strain associated with statutory accounting rules; and • risks related to our organizational structure, including risks involving: our status as a controlled company; declining common stock price due to the large number of shares eligible for future sale and issuable as grants or in acquisitions; ability to issue preferred stock may cause the price of our common stock to decline; our right to repurchase all outstanding shares of common stock under specified circumstances; limitations on our ability to pay periodic dividends; our obligations to make payments to our principals pursuant to a tax receivable agreement; potential application of restrictions under the Investment Company Act of 1940; and reorganizations undertaken by us. Forward Looking Statements (cont'd) Without limiting the statements made in the prior paragraphs, the following factors, among others, could cause actual results to vary from the forward-looking statements: • risks related to our business, including: future business growth and various assumptions about the ability to capitalize on growth opportunities and future business performance, the assumptions and estimates used in any forward-looking statements made herein, including relating to New Capital Raised, Assets Under Management, Fee Related Earnings per share, Total Operating Earnings per share, Adjusted Net Income per share, Strategic Holdings Operating Earnings, the timing and amounts generated by the monetization of investments held by KKR or its investment vehicles, difficult market and economic conditions; geopolitical developments and other local and global events; disruptions caused by natural disasters, catastrophes, or potential changes in climate conditions; our liquidity requirements and sources of liquidity; assets we refer to as “perpetual capital” being subject to material reduction; high variability in earnings and cash flow; “clawback” provisions in our governing agreements; inability to raise additional or successor funds successfully; intense competition in the investment management and insurance industries; changes in relevant tax laws, regulations and treaties or adverse interpretations by tax authorities; recruiting, retaining and motivating our employees and other key personnel; expansion into new investment strategies, geographic markets, businesses and types of investors; failure to manage existing balance sheet commitments; extensive regulation of our businesses (including compliance with applicable laws); litigation volatility related to our capital markets activities; • risks related to our investment activities, including risks involving: historical returns not being indicative of future results; valuation methodologies for establishing the fair value of certain assets can be subjective; the impact on valuations by market and economic conditions; changes in debt or equity markets; dependence on significant leverage in our investments; exposures to, and investments in, leveraged companies or companies experiencing financial or business difficulties; concentration of investments by type of issuer, geographic region, asset types, or otherwise; investments in relatively illiquid assets; investments in real assets; investments in emerging and less established companies; investments in companies that are based outside of the United States; investors in certain of our investment vehicles are entitled to redeem their investments in these vehicles on a periodic basis, and certain of our investment advisory agreements may be terminated with minimal notice; • risks related to our insurance activities, including risks involving: possibility of not achieving the intended benefit of the Global Atlantic acquisitions (including a failure to realize anticipated benefits within the expected timeframes); interest rate fluctuations; difference between policyholder behavior estimates, reserve assumptions and actual claims experience; estimates used in preparation of financial statements and models for insurance products; our ability to execute Global Atlantic's growth strategies successfully; Important Information − Other Legal Disclosures (cont’d)